MACTEL
BUSINESS
TRUST

Expertise. Service. Integrity.

MACTEL Application

MACTEL BUSINESS TRUST

Expertise. Service. Integrity.

Business Entity Account Application

Rep ID

I. Business Information Enter all information about the business			
Company Name			
Street Address			
City	State	Zip	Phone
Entity Type [ ] C-Corp. [ ] S-Corp. [ ] Limited Liability Co. (LLC) [ ] Single-Member LLC [ ] Partnership [ ] Trust [ ] Sole Proprietor			
Phone	Tax ID	Business Registration Number	
State of Domicile	Registered Agent Name and Address		
Industry	Business Description		

II. Responsible Party ("Applicant") Enter all information about the person that is applying for the Account on behalf of the business. The person named below will need to provide a corporate resolution showing that they have authority to open the Account on behalf of the business.		
Name	Tax ID/SSN	
Street Address		
City	State	Zip
Title	Date of Birth (MM/DD/YYYY)	Email
Passport Photo ID Issued By	Passport Photo ID Identifier/No	

III. Banking Information Enter all information about the person that is included all your bank.		
Bank Name		
Bank Address		
Bank Officer Name:	Bank Officer's PIN:	
Telephone No.:	Fax No.	Bank Officer Email:
Account Name:	Account Signatory Name:	
Account No:	SWIFT Code:	

List names of persons that are authorized to act on behalf of the business. This would include any persons that need access to the Account or who can act or sign on behalf of the business. Each person named will need to provide a corporate resolution from the business showing that they have authority to act on behalf of the business and showing the extent of such authority.

IV.1 Authorized Person 1 Enter all information about authorized signer		
Name	Tax ID/SSN	
Street Address		
City	State	Zip
Title	Date of Birth (MM/DD/YYYY)	
Passport Photo ID Issued	Passport Photo ID Identifier/No	Role [ ] Signer [ ] Inquiry Only

IV.2 Authorized Person 2 Enter all information about authorized signer		
Name		Tax ID/SSN
Street Address		
City	State	Zip
Title	Date of Birth (MM/DD/YYYY)	
Passport Photo ID Issued	Passport Photo ID Identifier/No	Role [ ] Signer [ ] Inquiry Only

IV.3 Authorized Person 3 Enter all information about authorized signer		
Name		Tax ID/SSN
Street Address		
City	State	Zip
Title	Date of Birth (MM/DD/YYYY)	
Passport Photo ID Issued	Passport Photo ID Identifier/No	Role [ ] Signer [ ] Inquiry Only

IV.4 Authorized Person 4 Enter all information about authorized signer		
Name		Tax ID/SSN
Street Address		
City	State	Zip
Title	Date of Birth (MM/DD/YYYY)	
Passport Photo ID Issued	Passport Photo ID Identifier/No	Role [ ] Signer [ ] Inquiry Only

I hereby acknowledge that all disclosures are accurate and up to date and can be relied upon by the verifying parties.

By signing below, I authorize Mactel Business Trust to process our application.

Authorized Person's Signature ______________________ Date ______________________

Authorized Person's Signature ______________________ Date ______________________

Section V – Account Agreement

I declare that I have examined all these documents, including accompanying information, and to the best of my knowledge and belief, they are true, correct, and complete. I give full permission and authority for the Banking Cross Block of my Corporate Funds and agree to abide by the terms of those documents and this Application.

Signature:______________________________Date: ____________________

Printed Name: ______________________________

Title: ______________________________

Blocked Funds Sample

Provider transaction code: ____________________
Receiver's transaction code: ____________________

We, (name of bank) ____________________, located at ____________________, hereby confirm with full banking responsibility that our client________. With account no.:__________, has on deposit as of this date
________, $/€x,______________(xx billion xx hundred and xxx million usd/euro in its above referenced account.

We further confirm that said funds, in the amount of
$/€______________(xx billion xx hundred and xxx million usd/euro, are hereby irrevocably reserved/blocked for the benefit of___, with account number: ______________, in (beneficiary bank name) ______________, with address at ____________________________________.

We also confirm that these funds shall remain reserved/blocked for the benefit of
______________ for a term (TBD) months, from the issue date of this blocked funds guarantee instrument. Said funds are reserved for the full use and benefit of the beneficiary, ______________, a _____ ______________corp___ registration #___.

These cash assets are unrestricted, free of any liens or encumbrances, are clean and legally obtained, and freely available for any commercial business activity as well as for investment purposes.

This blocked funds guarantee instrument is verifiable on a bank to bank basis only, by contacting the undersigned officers and referring to our internal transaction reference number:_____.

This blocked funds guarantee is an operative bank instrument, and is subject to the uniform custom and practices (2010 revision) under international chamber of commerce publication number 500/600 as it pertains to such documentary credits and guarantee instruments.
Unquote: ____

For and on behalf of: ____

Bank officer 1
Title (pin)______________

Bank officer 2
Title (pin): ______________

DATE

"Bank Reference Letter"

From BANK Name

To Whom It May Concern:

This letter is to inform you that (COMPANY A NAME) has multiple accounts at (BANK NAME). They have held these accounts for over XX years and is in good standing with our bank. I have recently seen copies of his purchase orders to (COMPANY B NAME), their supplier, to purchase over (QUANTITY OF PRODUCT).

The amount of funds held in the account total ($USD).

We agree to allow Global Impact Fund to block funds at (BANK NAME) for this purchase.

If you have any concerns, please give me a call at the number below.

Sincerely,

[BANKER NAME]
[CONTACT DETAILS]

Instructions

Completing the application:

Section I – Business Information: Provide information regarding the business entity that will hold this Account.

Section II – Responsible Party: Provide the name of the individual that is completing this application.

Section III – Banking Information: Provide the bank details of the individual that is completing this application. Also provide a completed Bank Reference Letter.

Section IV – Authorized Persons: List the names of any individuals that are authorized to have access or control to this Account.

Section V – Account Agreement: Read, sign and date the Account Agreement.

Documents to provide:
Passport Color Photocopy of Responsible Party as shown in Section II.
Bank Reference Letter.

Transmittal of documents and application
Send all documents and this application, via email, to:
Jeffreed@mactelbusinesstrust.com
John@ppesourceinternational.com
Cell:225-235-4997
Office: 1-833-PPE-WORKS(733-9675):